Filed Pursuant to Rule 497(e)
                                                 File Nos. 33-23512 and 811-5629


                                  THE GCG TRUST
                    PROSPECTUS SUPPLEMENT DATED MARCH 8, 2001
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2000



         Effective January 2001, Ms. Donnalisa Barnum relinquished her responsibilities for managing the Large Cap Value Portfolio and Ms. Karen A. Miller joined the portfolio management team. The following information supplements and supersedes in its entirety the biographical information about Ms. Barnum contained in the second paragraph of the section of The GCG Trust's Prospectus entitled "Description of the Portfolios -Large Cap Value Portfolio-More on the Portfolio Manager":


           Name                   Position and Recent Business Experience
           ----                   ---------------------------------------
           Karen A. Miller        Ms. Miller is a Senior Vice President and
                                  Director of Capital International Research,
                                  Inc., with portfolio management
                                  responsibilities for Capital Guardian Trust
                                  Company.  She joined the Capital Guardian
                                  Organization in 1990 where she served in various portfolio management positions.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




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